UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2017

TREVENA, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36193	26-1469215
(Commission File No.)	(IRS Employer Identification No.)

1018 West 8th Avenue, Suite A

King of Prussia, PA 19406

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (610) 354-8840

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On January 6, 2017, Trevena, Inc. (“Trevena” or the “Company”) amended its existing employment agreements with its Chief Executive Officer (the “CEO Amendment”) and each of its other executive officers (the “NEO Amendments,” and together with the CEO Amendment, the “Amendments”).

Under the CEO Amendment, (i) for a termination for other than cause, death or disability, cash severance was revised from 12 months base salary and target bonus to 15 months base salary and target bonus, and continuation of group health coverage was revised from 12 months to 15 months; and (ii) for a termination following a change of control event, cash severance was revised from 18 months base salary and target bonus to 21 months base salary and target bonus, and continuation of group health coverage was revised from 18 months to 21 months.

Under the NEO Amendments, (i) for a termination for other than cause, death or disability, cash severance was revised from 9 months base salary to 12 months base salary, and continuation of group health coverage was revised from 9 months to 12 months; and (ii) for a termination following a change of control event, cash severance was revised from 12 months base salary and target bonus to 15 months base salary and target bonus, and continuation of group health coverage was revised from 12 months to 15 months.

The description of the Amendments contained herein does not purport to be complete and is qualified in its entirety by reference to the Amendments attached hereto as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.             Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

10.1	Second Amendment to Executive Employment Agreement dated as of January 6, 2017 by and between Trevena, Inc. and Maxine Gowen, Ph.D.
10.2

Omnibus Amendment to Employments Agreements dated as of January 6, 2017 by and between Trevena, Inc. and each of Carrie L. Bourdow, Roberto Cuca, Yacoub Habib, Michael Lark, John M. Limongelli and David Soergel.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 6, 2017	TREVENA, INC.

	By:	/s/ John M. Limongelli
John M. Limongelli
Sr. Vice President, General Counsel & Chief Administrative Officer

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EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1	Second Amendment to Executive Employment Agreement dated as of January 6, 2017 by and between Trevena, Inc. and Maxine Gowen, Ph.D.
10.2

Omnibus Amendment to Employments Agreements dated as of January 6, 2017 by and between Trevena, Inc. and each of Carrie L. Bourdow, Roberto Cuca, Yacoub Habib, Michael Lark, John M. Limongelli and David Soergel.

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